UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☒          Definitive Proxy Statement.
☐           Definitive Additional Materials.
☐           Soliciting Material Pursuant to § 240.14a-12.

LKCM FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LKCM Funds

301 Commerce Street, Suite 1600
Fort Worth, TX 76102

January 4, 2013

Dear Shareholder:

I am writing regarding an important matter involving your investment in the LKCM Funds (the “Trust”).  You are being asked to vote to elect the Trustees of the Trust, which is comprised of eight separate series (each series, a “Fund,” and collectively, the “Funds”).  To consider and vote on this proposal, a Special Meeting of Shareholders of the Trust will be held at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102, on February 21, 2013, at 10:00 A.M., Central Time (the “Meeting”).  We encourage you to read the enclosed materials in their entirety, as they contain important information regarding the Meeting.

The following is an overview of the proposal on which you are being asked to vote.  Please note that this proposal is considered a routine item and is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.  You will find a detailed explanation of the proposal in the enclosed proxy materials.

Election of Trustees

You are being asked to elect or re-elect six Trustees as members of the Board of Trustees of the Trust (the “Board”).  The current Trustees of the Trust are proposing that you elect or re-elect the four current Trustees and elect two additional Trustees.  Of the six nominees to serve as Trustees of the Trust, four are independent of the Trust and Luther King Capital Management Corporation, the Trust’s investment adviser (the “Adviser”), and two are employed by the Adviser.

Recommendation of the Board

After careful consideration, the Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote.  The enclosed proxy statement, which I strongly encourage you to read before voting, contains further explanation and important details about the proposal.  The Board has fixed the close of business on December 31, 2012 as the record date for the determination of shareholders entitled to vote at the Meeting and any adjournments.

Your Vote Matters

No matter how large or small your holdings of shares of the Funds, your vote is important.  After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.  For your convenience, you may vote one of three ways:  via telephone by calling the number listed on your proxy card, via mail by returning the enclosed proxy card or via the Internet by visiting www.proxyonline.us.  If you have questions, please call the Funds at 1-800-688-LKCM.

Thank you for voting and for your continued investment in the LKCM Funds.

Respectfully yours,

/s/ J. Luther King, Jr.
J. Luther King, Jr., CFA
President
LKCM Funds

LKCM Funds

301 Commerce Street, Suite 1600
Fort Worth, TX 76102
_________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
_________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the LKCM Funds (the “Trust”) will be held on February 21, 2013, at 10:00 A.M., Central Time, at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102.  In connection with the Meeting, as a shareholder of one or more series of the Trust (each series, a “Fund,” and collectively, the “Funds”), you are being asked to consider and act upon the following proposal (“Proposal”).

(1)	To elect Trustees of the Trust;

(2)	To transact any other business as may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that shareholders vote “FOR” the Proposal.

Only shareholders of record of the Funds at the close of business on December 31, 2012 are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof.  If you owned shares in more than one Fund as of December 31, 2012, you may receive more than one proxy card.  Please vote each proxy card you receive.

By Order of the Board of Trustees,

/s/ J. Luther King, Jr.
J. Luther King, Jr., CFA
President

Fort Worth, Texas
January 4, 2013

i

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after December 31, 2012.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

To avoid the expense and inconvenience of further solicitations for your vote, please mail your proxy card promptly.

As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote using the Internet, please access the website listed on the proxy card (note that to vote using the Internet, you will need the unique “control” number that appears on the enclosed proxy card.  If you elect to vote using the Internet, you may incur telecommunications and/or Internet access charges for which you are responsible.  Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.  If we have not received your voting instructions by February 8, 2013, we may contact you again for your vote.

Notice to Corporations and Partnerships:  proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

ii

LKCM Funds

301 Commerce Street, Suite 1600
Fort Worth, TX 76102

_________________________

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSAL

_________________________

While we strongly encourage you to read the full text of the enclosed proxy statement, we also are providing the following brief overview of the proposal in the proxy statement (the “Proposal”), in “Question and Answer” format, to help you understand and vote on the Proposal.  Your vote is important, so please vote.

Q:	Why are you sending me this information?

A:	You are receiving these materials because on December 31, 2012 you owned shares of one or more Funds and, as a result, have a right to vote on the Proposal.

Q:	Why am I being asked to elect Trustees?

A:
The Trust is governed by a Board of Trustees.  The Board is recommending that shareholders of the Funds elect or re-elect four of the Trustees currently serving on the Board and elect two new Trustees to the Board.  Of the six nominees to serve as Trustees of the Trust, four would be considered to be a “non-interested” Trustee (“Independent Trustee”), as defined in the Investment Company Act of 1940, which is one of the federal securities laws governing the Funds, and two would be considered to be interested Trustees.

Q:	Why is it important that I vote?

A:
As a shareholder, you have a right to vote your shares on the Proposal and your vote can only be considered if the required number of votes is received. Voting promptly saves the added expense and delay of obtaining the necessary votes from shareholders.

Q:	What role does the Board play?

A:
The Trustees serve as your representatives. They are fiduciaries and have an obligation to serve the best interests of shareholders. The Trustees review the Funds’ performance, oversee the Funds’ activities and review contractual arrangements with companies that provide services to the Funds.

Q:	Do Trustees receive compensation for their services?

A:	Each Independent Trustee receives compensation for his or her service on the Board. The proxy statement provides details about each nominee and compensation paid to each current Independent Trustee.

Q:	Who is paying for the shareholder meeting and proxy statement?

A:
The Funds will pay for the expenses related to the proxy statement and the shareholder meeting. Prompt voting by shareholders can help to avoid the added expense and delay associated with obtaining the necessary votes.

Q:	How does the Board suggest I vote in connection with the Proposal?

A:	After careful consideration, the Board unanimously recommends that you vote FOR the Proposal.

Q:	How do I vote my shares?

A:	You can vote in any of the following ways:

Internet: Have your proxy card available. Vote using the Internet by accessing the website address on your proxy card. Enter your control number from your proxy card and follow the instructions found on the website;

Telephone: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the control number on the proxy card and follow the instructions provided; or

Mail: Vote, sign, date and return the enclosed proxy card in the postage-paid envelope provided.

Q:               Whom should I contact for additional information about the proxy statement?

A:	Please contact the Funds at 1-800-688-LKCM with any questions you may have about the proxy statement.

LKCM Funds

301 Commerce Street, Suite 1600
Fort Worth, TX 76102

_________________________

PROXY STATEMENT

Special Meeting of Shareholders
to be Held on February 21, 2013
_________________________

This document is a Proxy Statement for the LKCM Funds (the “Trust”).  The Trust has separate series (each series, a “Fund,” and collectively, the “Funds”) that are addressed in this Proxy Statement.  The Funds in the Trust are as follows:

LKCM Small Cap Equity Fund
LKCM Small-Mid Cap Equity Fund
LKCM Equity Fund
LKCM Balanced Fund
LKCM Fixed Income Fund
LKCM Aquinas Value Fund
LKCM Aquinas Growth Fund
LKCM Aquinas Small Cap Fund

This Proxy Statement is being furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the Trust (each member thereof, a “Trustee,” and collectively, the “Trustees” or “Board”) in connection with the Special Meeting of Shareholders of the Funds (“Meeting”), and any adjournments thereof.  The Meeting will be held at 10:00 A.M., Central Time, on February 21, 2013, at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102.  The purpose of the Meeting is set forth in the accompanying Notice.  This Proxy Statement and accompanying proxy card(s) will be mailed to shareholders on or about January 7, 2013.

____________________________________

OVERVIEW

____________________________________

Election of Trustees

The Trustees who are “non-interested” Trustees (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”), recommend to shareholders the election or re-election, as applicable, of all four current Trustees to the Board and the election of two new Trustees to the Board.  The current Trustees include J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., and Richard J. Howell.  The two new nominees for Trustee are Larry J. Lockwood and Steven R. Purvis.  If elected or re-elected, as applicable, Messrs. Downey, Shields, Howell and Lockwood will be Independent Trustees of the Trust.  Messrs. King and Purvis are employees of Luther King Capital Management Corporation, the investment adviser to the Trust (“Adviser”), and if elected or re-elected, as applicable, would be “interested” within the meaning of the 1940 Act (“Interested Trustee”).  The Adviser is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.  If the Proposal is approved by shareholders of the Trust, the new Trustees will take office and the election of Trustees will be effective on February 21, 2013, the date of the Meeting.

Procedural Information Related to this Proxy Solicitation

Voting

On any matter submitted to a vote of the shareholders, each shareholder of a Fund will be entitled to one vote for each whole share standing in the shareholder’s name, irrespective of the Fund or class thereof, as to any matter on which the shareholder is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.  The Proposal requires the affirmative vote of a plurality of the Trust’s shares voted in person or by proxy at the Meeting.

Solicitations

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Adviser who will not receive any compensation from the Trust for such solicitation.  The Trust has retained AST Fund Solutions, LLC for the purposes of mailing proxy materials to shareholders and tabulating voting results at an estimated cost of approximately $10,000.  The Funds will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement and the Meeting, for fees and expenses of attorneys and professionals relating to the Proxy Statement and the Meeting, for other related fees and expenses incurred by the Funds.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Funds at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102 or call 1-800-688-LKCM.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Funds as instructed above.

The Quorum Requirement and Adjournments

With respect to the Proposal, shareholders holding at least thirty percent of the Trust’s shares entitled to vote on December 31, 2012 (the “Record Date”), represented in person or by proxy, will constitute a quorum at the Meeting.  Such a quorum must be present for the transaction of business at the Meeting with respect to the Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  If a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.  A shareholder vote may be taken on the Proposal prior to any such adjournment if sufficient votes have been received for the Proposal and it is otherwise appropriate.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present at the Meeting but will not be voted FOR or AGAINST any adjournment.  Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal.  Abstentions and broker non-votes will have no effect on the approval of the Proposal, for which the required vote is a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.  The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposal described in this Proxy Statement.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies will not have discretionary authority to vote upon such proposals.  You may revoke your proxy card by giving another proxy, by letter, or facsimile revoking your initial proxy if received by the Funds prior to the Meeting, or by appearing and voting at the Meeting.

A list of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A.  A list of shareholders who owned of record or beneficially five percent or more of the shares of a class of a Fund as of the Record Date is included in Appendix B, as well as information regarding officer and Trustee ownership of shares of the Funds.

The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.  The Trust may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Required Vote

Approval of the Proposal will be determined on a Trust-wide basis.  Assuming the presence of a quorum, approval of the Proposal requires the affirmative vote of a plurality of the Trust’s shares voted in person or by proxy at the Meeting.

_____________________________

PROPOSAL
ELECTION OF TRUSTEES

FOR THE TRUST

_____________________________

The Proposal relates to the election of six Trustees to the Board at the Meeting.  The Board has nominated the individuals listed below for election or re-election as Trustees, each to hold office until termination, resignation or removal.  Four of the nominees (J. Luther King, Jr., H. Kirk Downey, Earle A. Shields, Jr., and Richard J. Howell) currently serve as Trustees of the Trust.  Each current Trustee has indicated a willingness to continue to serve if elected or re-elected, as applicable.  If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  Management has no reason to believe that any nominee will be unavailable for election.

Larry J. Lockwood and Steven R. Purvis were selected and recommended by the Board’s Nominating Committee and nominated by the current Independent Trustees for election at the Meeting.  In recommending the election of Messrs. Lockwood and Purvis, the Nominating Committee considered the candidates’ background, experience, capabilities and integrity, and other factors regarding the composition of the Board.  As part of the nomination process, each nominee provided relevant information regarding, among other things, such nominee’s educational background, business experience, relationships with the Trust, and relationships with the Adviser.

The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on its proxy card a desire to withhold authority to vote for any nominee.

Information Concerning Nominees and Trustees

The Board provides broad supervision over the affairs of the Trust. The Adviser is responsible for the management of the Trust’s assets, and the Trust’s officers are responsible for the Trust’s operations. The Trustees of the Trust are listed below, together with their principal occupations during the past five years.  The address of each person listed below is c/o LKCM Funds, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.  Each Trustee oversees eight Funds comprising the Trust.  Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter to the Trust.  U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as administrator to the Trust.

Current Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Kirk Downey Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texaslearningsystems LLC since 1999; Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	Non-Executive Chairman of the Board of AZZ Incorporated (a manufacturing company).
Earle A. Shields, Jr. Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.
Priests Pension Fund of the Catholic Diocese
of Fort Worth, Lay Workers Pension Fund of
the Catholic Diocese of Fort Worth, St. Joseph Health Care Trust, Catholic Schools Trust and Catholic Foundation of North Texas

Current Independent Trustees
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Richard J. Howell Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	Red Robin Gourmet Burgers, Inc.
(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

Current Interested Trustee
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation During Past Five Years	Other Directorships Held by Trustee During the Past Five Years
J. Luther King, Jr. (2) Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Employee Retirement Systems of Texas, 4K
Land & Cattle Company (ranching), Hunt
Forest Products (lumber), Southwestern
Exposition Livestock (livestock), Southwest
JLK Corporation (management company), Texas Christian University, Texas Southwestern Cattleraisers Foundation (livestock), Tyler Technologies (information management company for government agencies), and King Ranch, Inc. (ranching).

 (1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
 (2) Mr. King is an “interested person” of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Independent Nominee
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Nominee During the Past Five Years
Larry J. Lockwood Year of Birth: 1953	N/A	N/A	C. R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	N/A

Interested Nominee
Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Nominee During the Past Five Years
Steven R. Purvis Year of Birth: 1964	Vice President	N/A	Principal, Luther King Capital Management since 2003, Vice President and Portfolio Adviser, Luther King Capital Management since 1996.	N/A

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee nominee:

H. Kirk Downey:  Mr. Downey has extensive organizational and business experience as president and chief executive officer of a private company, service as the dean of a private university’s business school, service as the non-executive chairman of the board of a publicly held corporation, and multiple years of service as a Trustee.

Earle A. Shields, Jr.:  Mr. Shields has extensive experience in the investment management industry as a consultant for a financial services industry corporation, service as vice president for a global financial services firm, service as a member to numerous charitable boards, and multiple years of service as a Trustee.

Richard J. Howell:  Mr. Howell has extensive audit and business experience as a certified public accountant, service as a partner in a global accounting firm, service as a faculty member at a private university’s business school, service as a director of a publicly held corporation and multiple years of service as a Trustee.

J. Luther King, Jr.:  Mr. King has extensive experience in the investment management industry as chairman, president and director of an investment management firm, service on the board of numerous corporations and foundations, and multiple years of service as a Trustee.

Steven R. Purvis:  Mr. Purvis has extensive experience as principal of an investment management firm and service as a portfolio manager, director of research and senior analyst.

Larry J. Lockwood:  Mr. Lockwood has extensive experience in finance as professor of finance at the business school of a private university and service as a chartered financial analyst, business consultant and lecturer.

Board Duties and Board Structure

The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds.  The Board oversees the Trust’s officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Adviser’s personnel and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent registered public accounting firm (who reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.  The Board met four times during the fiscal year ended December 31, 2012.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds.  The Adviser, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds.  The Board performs this risk management oversight directly and, as to certain matters, through its aforementioned committees and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds.  In addition, under the general oversight of the Board, the Adviser and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.  The Funds’ CCO and senior officers of the Adviser regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from the Adviser with respect to the Funds’ investments.  In addition to regular reports from the Adviser, the Board also receives reports regarding other service providers to the Trust, either directly or through the Adviser or the Funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from the Adviser in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with the Adviser and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

The CCO also reports regularly to the Audit and Compliance Committee on Fund valuation matters.  In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

Board members who are Independent Trustees currently constitute three-quarters of the Board, and assuming the approval of the Proposal, would constitute two-thirds of the Board.  H. Kirk Downey, an Independent Trustee, serves as Chairman of the Board.  Mr. Downey’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds.  As Chairman, Mr. Downey performs such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee.  The Board has established three standing committees: the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its independent Chairman and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone.

Nominating Committee

The Trust has a Nominating Committee, currently consisting of Messrs. Downey, Howell and Shields.  The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust.  The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board.  Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.  A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met two times during the fiscal year ended December 31, 2012.  Successful candidates must meet several other criteria as set forth in the Nominating Committee charter, which is attached as Appendix C to this proxy statement.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

Audit and Compliance Committee

The Trust has an Audit and Compliance Committee, currently consisting of Messrs. Downey, Howell and Shields.  The members of the Audit and Compliance Committee are Independent Trustees.  The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance.  The Audit and Compliance Committee met two times during the fiscal year ended December 31, 2012.

Qualified Legal Compliance Committee

The Trust has a Qualified Legal Compliance Committee, currently consisting of Messrs. Downey, Howell and Shields.  The members of the Qualified Legal Compliance Committee are Independent Trustees.  The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2012.

The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

Nominee and Trustee Ownership of Shares of the Funds

The tables below set forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all Funds in the Trust overseen or to be overseen by a nominee or Trustee, owned beneficially by each nominee and Trustee as of December 31, 2012.  For purposes of these tables, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table.  Rather, the ranges are identified according to the following key:

A-$0

B -$1 up to and including $10,000

C -$10,001 up to and including $50,000

D -$50,001 up to and including $100,000

E -$100,001 or more

Name of Trustee/Nominee	Small Cap Equity Fund	Small- Mid Cap Equity Fund	Equity Fund	Balanced Fund	Fixed Income Fund	Aquinas Small Cap Fund	Aquinas Value Fund	Aquinas Growth Fund	Aggregate Dollar Range of Equity Securities in Trust Complex*
H. Kirk Downey, Independent Trustee	A	A	C	A	A	A	A	A	C

Richard J. Howell, Independent Trustee	C	A	A	A	A	A	A	A	C

Earle A. Shields, Jr. Independent Trustee	E	A	A	A	A	A	A	A	E

J. Luther King, Jr., Interested Trustee, President and Chief Executive Officer	E	A	E	A	A	A	A	A	E

Steven R. Purvis Interested Trustee (Nominee), Principal, Vice President and Portfolio Manager	E	E	A	A	A	A	A	A	E

Larry J. Lockwood Independent Trustee (Nominee)	A	A	A	A	A	A	A	A	A

Compensation of Trustees

Total compensation (excluding reimbursements) of the current Trustees for the fiscal year ended December 31, 2012 is reflected in the following table.

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from all Funds in the Trust Complex
Interested Trustee
J. Luther King, Jr.	$0	$0	$0	$0

Disinterested Trustees
H. Kirk Downey	$57,500	$0	$0	$57,500
Richard J. Howell	$55,000	$0	$0	$55,000
Earle A. Shields, Jr.	$50,000	$0	$0	$50,000

Independent Trustees received an annual retainer of $32,000 in fiscal 2012, with the Chairman of the Board receiving an additional $7,500 retainer, and the Chairman of the Audit and Compliance Committee receiving an additional $5,000 retainer.  During fiscal 2012, each Trustee also received a meeting fee of $4,000 for each Board meeting attended in person and a meeting fee of $1,000 for each telephonic meeting, and were reimbursed for their reasonable out-of-pocket expenses incurred in attending Board meetings.  Independent Trustees may also receive a meeting fee for each Board committee meeting attended in person or by telephone if so determined by the chairman of the applicable Board committee.

Required Vote

Election of each nominee as a Trustee of the Trust requires an affirmative vote of a plurality of the Trust’s shares voted at the Meeting in person or by proxy, provided that a quorum is present.  Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
THE PROPOSAL
______________________

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

The Trust’s financial statements for the fiscal year ended December 31, 2011 were audited by Deloitte & Touche LLP (“D&T”) of Milwaukee, Wisconsin.  D&T has informed the Trust that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintain the auditors’ independence. In the opinion of the Board, the services provided by D&T are compatible with maintaining the independence of the auditors.  The Board appointed D&T as the independent accountants for the Trust for the fiscal year ended December 31, 2012.  Representatives of D&T are not expected to be present at the Meeting.

Audit Fees

The aggregate fees billed by D&T for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2011 and 2010 were $134,000 and $133,500, respectively.

Audit-Related Fees

D&T did not bill any fees for professional services rendered for audit-related services for the fiscal years ended December 31, 2011 and 2010.

Tax Fees

The aggregate fees billed by D&T for the fiscal years ended December 31, 2011 and 2010 for professional services rendered for tax compliance, tax advice and tax planning were $32,600 and $29,000, respectively.

All Other Fees

D&T did not receive any fees for the fiscal years ended December 31, 2011 or 2010 for products and services, other than the services reported above.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Trust’s Audit and Compliance Committee has the following duties and powers to: (1) approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements; to recommend to the Board the selection, retention or termination of the Trust’s auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (2) approve, prior to appointment, the engagement of auditors to provide other audit services to the Trust or to provide non-audit services to the Trust, the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“adviser affiliate”) that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; (3) develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Trust’s auditors to provide any of the services described in (2) above; (4) consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion; (5) consider whether the non-audit services provided by the Trust’s auditor to the Adviser or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence; (6) review the arrangements for and scope of the annual audit and any special audits; (7) review and approve the fees proposed to be charged to each Fund by the auditors for each audit and non-audit service; (8) consider information and comments from the auditors with respect to each Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including each Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of each Fund’s accounting and financial reporting; (9) consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, each Fund’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on each Fund’s financial statements; (10) resolve disagreements between management and the auditors regarding financial reporting; (11) review with the Trust’s principal executive and financial officers in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust’s internal control over financial reporting; (12) investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Fund’s accounting or financial reporting; (13) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (14) perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in the Committee’s charter.

Aggregate Non-Audit Services

The aggregate non-audit fees billed by D&T during the fiscal years ended December 31, 2011 and 2010 for services rendered to the Trust were $32,600 and $29,000, respectively.  D&T did not render services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust during the applicable periods.

SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual or other regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102, Attn: Nominating Committee, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The Trust’s most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by visiting www.lkcmfunds.com, calling toll-free 1-800-688-LKCM, or by writing to the Trust at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102.

January 4, 2013

APPENDIX A

SHARES OF LKCM FUNDS
(As of December 31, 2012)

Fund	Shares
LKCM Small Cap Equity Fund (Institutional Class)	36,144,306.366
LKCM Small Cap Equity Fund (Adviser Class)	1,845,754.979
LKCM Small-Mid Cap Equity Fund (Institutional Class)	25,845,749.794
LKCM Equity Fund (Institutional Class)	9,143,706.045
LKCM Balanced Fund	1,353,477.946
LKCM Fixed Income Fund	18,325,920.572
LKCM Aquinas Small Cap Fund	1,591,504.275
LKCM Aquinas Growth Fund	1,905,431.603
LKCM Aquinas Value Fund	3,306,794.304

A-1

APPENDIX B

OWNERSHIP OF SHARES OF THE LKCM FUNDS

5% Shareholders of a Class of LKCM Funds (As of December 31, 2012)

LKCM SMALL CAP EQUITY FUND – Institutional Class

Name and Address	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 5th Floor 200 Liberty St. #1WFC New York, NY 10281-1003	7,728,778.73	21.4%	20.3%	Record
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	6,970,271.44	19.3%	18.3%	Record
UMBSC&CO FBO Omnibus Investment Management P.O. BOX 419260 Kansas City, MO 64141-6260	1,927,619.08	5.3%	5.1%	Record

LKCM SMALL CAP EQUITY FUND – Adviser Class

Name and Address	Number of Shares	Percent of Class	Percent of Total Fund	Record or Beneficial
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 5th Floor 200 Liberty St. #1WFC New York, NY 10281-1003	1,140,642.88	61.8%	3.0%	Record
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	488,369.33	26.5%	1.3%	Record
JP Morgan Chase Bank Custodian For the Benefit of Hughes Hubbard & Reed Defined Contribution Retirement Plan 11500 Outlook St. Overland Park, KS 66211-1804	123,858.93	6.7%	0.3%	Beneficial

LKCM SMALL-MID CAP EQUITY FUND – Institutional Class

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	3,073,199.47	11.9%	Record
USAA Federal Savings Bank PO Box 690827 San Antonio, TX 78269-0827	1,393,245.09	5.4%	Record

LKCM EQUITY FUND – Institutional Class

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	4,081,344.46	44.6%	Record
Frost National Bank SEI Private Trust Co. Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	1,649,966.08	18.0%	Record
National Financial Services LLC For the Exclusive Benefit of its Customers Attn Mutual Funds Dept. 5th Floor 200 Liberty St. #1WFC New York, NY 10281-1003	765,126.70	8.4%	Record
Luther King Capital Management Corporation Profit Sharing Plan 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	724,357.33	7.9%	Beneficial

LKCM BALANCED FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	773,339.47	57.1%	Record
Suntrust Bank FBO Suntrust Omnibus Accounts 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	68,385.42	5.1%	Record

Luther King Capital Management Corporation Profit Sharing Plan 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	214,127.91	15.8%	Beneficial
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	122,138.39	9.0%	Beneficial
Susan M. Pritchett c/o Luther King Capital Management 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	79,875.946	5.9%	Beneficial
Jo Ann Lewis c/o Luther King Capital Management 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	72,331.949	5.3%	Beneficial

LKCM FIXED INCOME FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Charles Schwab & Co., Inc. Special Custody Account For the Exclusive Benefit of its Customers 101 Montgomery St. San Francisco, CA 94104-4151	6,613,112.84	36.1%	Record
Frost National Bank SEI Private Trust Co. Attn Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	5,585,435.99	30.5%	Record
Community Foundation of North Texas c/o Luther King Capital Management 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	1,031,929.55	5.6%	Beneficial

LKCM AQUINAS SMALL CAP FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Keybank, NA FBO Sisters of St. Agnes-Luther King PO Box 94871 Cleveland, OH 44101-4871	524,473.42	33.0%	Beneficial
Charles Schwab & Co., Inc. Reinvestment Account Attn Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4151	375,649.28	23.6%	Record

LKCM AQUINAS VALUE FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Charles Schwab & Co., Inc. Reinvestment Account Attn Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4151	653,477.93	19.8%	Record
The Catholic Foundation TTEE 5310 Harvest Hill Rd., Suite 248 Dallas, TX 75230-5891	281,877.67	8.5%	Record

LKCM AQUINAS GROWTH FUND

Name and Address	Number of Shares	Percent of Fund	Record or Beneficial
Reliance Trust Company c/o FASCore LLC 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	525,208.23	27.6%	Record
Charles Schwab & Co., Inc. Reinvestment Account Attn Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104-4151	276,759.74	14.5%	Record

OWNERSHIP OF OFFICERS AND TRUSTEES

At December 31, 2012, the officers and Trustees of the Trust as a group owned less than 1% of the LKCM Small Cap Equity Fund, the LKCM Small-Mid Cap Equity Fund, the LKCM Equity Fund, and the LKCM Aquinas Small Cap Fund, approximately 2.9% of the LKCM Aquinas Value Fund, and no shares of the LKCM Fixed Income Fund, the LKCM Balanced Fund and the LKCM Aquinas Growth Fund.

The Adviser’s employees, including officers of the Trust and portfolio managers of the Funds, are participants in the Luther King Capital Management Corporation Profit Sharing Plan (“LKCM Profit Sharing Plan”).  At December 31, 2012, the LKCM Profit Sharing Plan owned less than 1% of the LKCM Small Cap Equity Fund and the LKCM Small-Mid Cap Equity Fund, approximately 7.9% of the LKCM Equity Fund, approximately 15.8% of the LKCM Balanced Fund, approximately 2.9% of the LKCM Fixed Income Fund, and no shares of the LKCM Aquinas Small Cap Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Value Fund.  J. Luther King, Jr. serves as trustee of the LKCM Profit Sharing Plan.  Mr. King disclaims beneficial ownership of shares of the Funds held by the LKCM Profit Sharing Plan, except to the extent of his pecuniary interest therein.

At December 31, 2012, the Adviser owned less than 1% of the LKCM Small Cap Equity Fund, approximately 1% of the LKCM Equity Fund, approximately 9% of the LKCM Balanced Fund, approximately 1% of the LKCM Fixed Income Fund, and no shares of the LKCM Small-Mid Cap Equity Fund, LKCM Aquinas Small Cap Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Value Fund.  J. Luther King, Jr. is the majority shareholder of the Adviser.  Mr. King disclaims beneficial ownership of shares of the Funds held by the Adviser, except to the extent of his pecuniary interest therein.

APPENDIX C

LKCM FUNDS
NOMINATING COMMITTEE CHARTER

I.              Membership and Qualifications

The Nominating Committee (“Committee”) of the Board of Trustees (“Board) of the LKCM Funds (the “Funds”) shall be composed entirely of Board members who are not “interested persons” of the Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder.

II.            Purposes of the Nominating Committee

The purposes of the Nominating Committee shall be to:

(1)	Identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Funds as that term is defined in the Investment in the 1940 Act;

(2)	Evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Funds (“Interested Persons”) as that term is defined by the 1940 Act; and

(3)
Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted.

III.           Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1)
Consider recommendations for candidates from any source it deems appropriate, including shareholders.  The names of potential candidates may be accepted from Board members, the Funds’ shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

(2)
Evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers.  The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser or other principal service providers, which might impair independence.  In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Boards.

(3)	Recommend to the Board of the Funds the selection and nomination of candidates for Trustees, whether proposed to be appointed by the Board or to be elected by shareholders.

(4)
Periodically review the composition of the Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of the Funds’ shareholders and to promote the effective operations of the Board.  In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).  The Committee shall have the authority to retain and compensate a third-party service provider in order to conduct a background check of an applicant or potential candidate for the Board.

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.           Submissions by Shareholders of Potential Nominees

The Committee shall consider potential candidates for nomination identified by one or more shareholders of the Funds.  Shareholders can submit recommendations in writing to the attention of the chair of the Committee at an address to be maintained by the Funds’ management for this purpose.  In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in Section IV above and agree to a background check.

Following an initial evaluation by the Committee based on the Preliminary Information and a completed background check, a successful candidate proposed by a shareholder must:

(1)
Demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;

(2)
Be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Board Member under the 1940 Act or otherwise have material relationships with key service providers to the Funds;

(3)           Submit character references;

(4)           Successfully pass a background check;

(5)	Demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

(6)	Be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and

(7)	If nominated and elected, be able to prepare for and attend in person Board and committee meetings at various locations in the United States.

VI.           Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Funds to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees.  The Committee shall review such information as it deems appropriate in order to make this evaluation.  At its option, the Committee also can seek to interview any such potential nominee.

VII.          Operations of the Committee

(1)	The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable notice thereof.

(2)	The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Funds’ bylaws.

(3)
The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the Funds.

(4)
The Committee may select one of its members to be chair.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)	The Committee shall review this Charter at least annually and recommend any necessary changes to the Board.

November 17, 2009

PROXY CARD 301 Commerce Street Suite 1600 "FUND NAME HERE" SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 21, 2013	small barcode here

The undersigned appoints as proxies J. Luther King, Jr. or Jacob D. Smith, and each of them (with power of substitution), to vote all the undersigned’s shares of the LKCM Fund referred to on the reverse side (the “Fund”) at the Special Meeting of Shareholders to be held on February 21, 2013, at 10:00 a.m Central Time at The Fort Worth Club, 306 West Seventh Street, 12th Floor, Fort Worth, Texas 76102, and any adjournments or postponements thereof (“Special Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Board of Trustees of the LKCM Funds.

NOTE: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by a duly authorized officer, giving full title as such. If the signer is a partnership, please sign in full partnership name by a duly authorized person, giving full title as such.
SIGNATURE	DATE

SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

TOUCHTONE:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.	CONTROL NUMBER: 123456789112

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the right.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.	THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.proxyonline.us/docs/LKCM.pdf

The shares of the Fund represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Special Meeting.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	BAR CODE	CUSIP: 123456789

“FUND NAME HERE”	PROXY CARD

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:	X

The Board of Trustees recommends that you vote “FOR” the proposal:

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: [x]

PROPOSAL:
1. To elect Trustees for the LKCM Funds:	FOR	WITHHOLD

(01) J. Luther King, Jr.	☐	☐

(02) H. Kirk Downey	☐	☐

(03) Earle A. Shields, Jr.	☐	☐

(04) Richard J. Howell	☐	☐

(05) Steven R. Purvis	☐	☐

(06) Larry J. Lockwood	☐	☐

2.   To transact any other business as may properly come before the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LKCM FUNDS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE LKCM FUNDS AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE SPECIAL MEETING.

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

If you have any questions regarding the proxy material or voting your shares, please call 1(800)870-0602 toll‐free between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday to speak with AST Fund Solutions, LLC, which is assisting in the solicitation of proxies.

THANK YOU FOR VOTING

Important Notice Regarding the Availability of the Proxy Materials for the Special Meeting:

A copy of the proxy statement is available at: www.proxyonline.us/docs/LKCM.pdf

TAG ID:	BAR CODE	CUSIP: 123456789